Exhibit 10.1.46

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATEMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Network Broadband Service Order No. 26622

	Intelsat Information:	Customer Information:
Name:	Intelsat Corporation (“Intelsat”)	Gogo LLC (“Customer”)

Place/Type of Organization:	A Delaware corporation	A Delaware corporation

Address:	3400 International Dr., NW.	1250 N. Arlington Heights Road Suite 500

City/Country:	Washington, DC 20008, USA	Itasca, IL 60143, USA

Attention:	Suzette Schmidt	Anand Chari

Telephone:	+1-202-944-6827	+1-630-647-1414

Facsimile:	+1-202-944-7529

Email:	suzette.schmidt@intelsat.com	achari@gogoair.com

Type of Service Order	New Service

Master Service Agreement	Master Service Agreement No: 21078, dated 25-Aug-2008 Account No: 123639

Service Start Date (SSD)

01-Mar-2014 - See Service and Payment Schedule below

Note: Intelsat reserves the right to reschedule/postpone the SSD if this Service Order is returned less than 6 business days before the stated SSD. Billing will commence on the SSD whether the Service commences or not, unless any delay is caused solely and directly by Intelsat.

Service End Date (SED)	29-Feb-2016 - See Service and Payment Schedule below Note: If the SSD is delayed, the SED date will also be delayed by the same duration. The term of service will remain unchanged.

Service Fee (Monthly Recurring Charge (MRC))	See Service and Payment Schedule below

Non-Recurring Charge (NRC)

Deposit/Collateral	Not required

Billing Method	Monthly in advance

Appendices

Appendix 1: Service Details – Napa Teleport

Appendix 2: Operational Contact Details

Appendix 3: Collocation Service Details

Appendix 4: Roles and Responsibilities of Intelsat and Customer

Appendix 5: Additional Terms and Conditions

Service and Payment Schedule
Service Start Date	Service End Date	Destination of Teleport	Type of Service	Service ID(SVOs) Nos.	NRC		MRC
			Uplink Ku-1 beam	[***]	$	[***}	$	[***]
			Uplink Ku-2 beam	[***]	$	[***]	$	[***]
1-Mar-2014	29-Feb-2016	Napa	Collocation in Napa (SatMex-5 Uplink)	[***]	$	[***]	$	[***]
			Napa [***]	[***]	$	[***]	$	[***]
			Napa Internet Access [***]	[***]	$	[***]	$	[***]
				TOTALS	US$	[***]	US$	[***]

By signing and returning this Service Order No. 26622 (“Service Order”) to Intelsat, Customer is making an offer to purchase the service described in this Service Order (“Service”) from Intelsat. When executed by Intelsat, this Service Order shall become binding. Provision of the Service is subject to Intelsat receiving from Customer any required Deposit/Collateral specified in a form acceptable to Intelsat at least fifteen (15) calendar days prior to the Service Start Date. Intelsat may apply the Deposit/Collateral paid hereunder to cover any outstanding payments due by Customer to Intelsat under this Service Order or any other Service Order subject to the terms and conditions of the MSA set forth above. Intelsat shall return any remaining Deposit/Collateral or security to Customer once all Services under the MSA have been terminated and liabilities have been settled.

This Service Order incorporates the Appendices listed above, and the applicable Service Descriptions for the Service which are available at https://my.Intelsat.com and which may be revised from time to time by Intelsat. This Service Order and the Service are subject to the terms and conditions of the Master Service Agreement (“MSA”) referenced above. In the event of a conflict between this Service Order and the MSA, this Service Order shall control.

INTELSAT		CUSTOMER

By:	/s/ Stephen A. Chernow	By:	By: /s/ Anand K. Chari
Name:	Stephen A. Chernow	Name:	Name: Anand K. Chari
Title:	VP and Deputy General Counsel	Title:	Title: EVP / CTO
Date:	December 17, 2013	Date:	Date: December 1, 2013

Appendix 1—Service Details Napa Teleport

Napa Teleport Master

Service type	☒ VNO (as a Hub Lease)

Service Mode (choose one)	☒ Evolution DVB-S2 with ACM (iDX 2.0.1 or higher)

Operating software version	☒☒ iDX 3.1.0.3 (DVB-S2) - Customer agrees and acknowledges that they will use iDX 3.1.0.3 software at installation and thereafter the Customer will be free to utilize any software they require.

Group QoS (choose one)	☒ Hub Lease (see appendix for details)

Service ID No. 515033-100 Uplink/Downlink and Hub (NBB-T)

Satellite & location	Satellite: Satmex-5	Location: 245.1°E

Transponder No.	Intelsat to Customer site:[***]Kbps (Forward)	Customer site to Intelsat:[***] Kbps (Return)

Beam	Ku-1

Service Info rate (kbps) Data Rate + Overhead	Initial configuration: Network #1: Forward Info rate: 5000 Return Info rate: 632 Aggregate Info Rate: 5632

Total bandwidth required (MHz)	[***]MHz – Refer to Service Order/OSC No. 26546 SVO No.515035

CPT details	Modem type and model No: iDirect 8350 [***]

Service coverage area	US/Canada

Hub equipment	Number of Protocol Processor: 2 Number of NMS: 0 Number of Line Card: 2 XLC-11

Service demarcation points	Point A: One cm in front of the customer antenna feed Point B: IFL connection to chassis Point C: Ethernet connection of chassis Point Z: Intelsat Internet access router port

Service ID No. 515033-101 Uplink/Downlink and Hub (NBB-T)

Satellite & location	Satellite: Satmex-5	Location: 245.1°E

Transponder No.	Intelsat to Customer site: 4000Kbps (Forward)	Customer site to Intelsat: 450Kbps (Return)

Beam	Ku-2

Service IP data rate (kbps)	Initial configuration: Network #1: Forward Info rate: 4000 Return Info rate: 450 Aggregate Info Rate: 4450

Total bandwidth required (MHz)	Reference [***] MHz – Refer to Service Order/OSC No. 26546 SVO No.515082

CPT details	Modem type and model No: iDirect e8350 Antenna Size: [***] BUC/HPA size: [***] G/T (mid-band) [***] Tx gain (mid-band) [***]

Service coverage area	US, Central, and South America

Hub equipment	Number of Protocol Processor: 0 Number of NMS: 0 Number of Line Card: 2 XLC-11

Service demarcation points	Point A: One cm in front of the customer antenna feed Point B: IFL connection to chassis Point C: Ethernet connection of chassis Point Z: Intelsat Internet access router port

Service ID No. 515033-102 Collocation

Collocation	☒ Yes (see Collocation Service details)

Service ID No. 515033-103 Ethernet Private Line Connectivity

Fiber extension between POPs or Teleports	☐ N/A ☒ Yes 1 x [***] Mbps via IntelsatOne (see Additional Terms and Conditions)

Local loop

☐ N/A

☐ To be provided by Customer             Local loop provider:

☐ Ready     ☐ Expected to be delivered by

Terminating Location (Interconnection point with Intelsat):     (addresses are provided in Section VII)

Patch panel at Intelsat Teleport:

☐Fuchsstadt ☐Ellenwood ☐Mountainside ☐Riverside ☒Napa ☐Bouen ☐Kumsan

☐Perth ☐ Brazil

Patch panel at Intelsat POP:

t [***] ☐ Los Angeles ☐Atlanta ☐Seoul ☒Various

Circuit Type: Ethernet Private Line ☒

Note: E3 interface is not available at POPs

Number of Circuits :

☐ To be provided by Intelsat

Terminating Location (Customer end location):

NPA/NXX or phone number:              Suite/Rack No.:              Address:

Service ID No. 515033-104

Internet Access	☒ Yes Data Rate = [***] Mbps

When Adaptive Code and Modulation (“ACM”) is not employed, the Maximum IP Data Rate will be equal to the Minimum IP Data Rate.

When ACM is employed, this Service Order guarantees the Forward Minimum IP Data Rate at the minimum modulation scheme (see Forward Carrier Parameters) and the Return IP Data Rate (s).

Additional forward IP data rate, achieved through the use of ACM up to the Forward Maximum IP Data Rate is provided on a best effort basis.

The Minimum IP Data Rate must result in a symbol rate of no less than 1MSps

Notes:

•	Global code: The DVB-S2 specification defines a concatenation of Low Density Parity Check (LDPC) code and Bose-Chaudhuri-Hocquenghem (BCH) codes. This results in a higher FEC overhead reflected in link budgets by the global code rate.

•	Intelsat Network Broadband Service supports VoIP and VPN by enabling clear dedicated access channel between the network hub and remote site modem. VoIP/VPN support over Intelsat Network Broadband Service is limited to transport of VoIP packets from the remote VSAT Unit’s Ethernet port to Intelsat’s multi-homed internet backbone. Selection of a VoIP service provider and termination with them is expected to be arranged by the Customer. Similarly, provision of any VPN hardware and software for end-user’s end-to-end secure application is expected to be arranged by the Customer. The Customer is also responsible for setting up VoIP/VPN functionalities, such as routing, gateway configuration, call setup, control, billing, etc.

Appendix 2—Operational Contact Details

Customer Technical Contact

Name	Bryan Lauer, VP Systems Engineering
Phone	+1-630- 647-1429
Fax	N/A
Mobile	[***]
E-mail address	blauer@gogoair.com

Customer End User

Name	Gogo LLC, Network Operations Center
Manager	NOC Engineer on Duty
Address	1250 North Arlington Heights Rd
Country	USA
Phone	1 866 943 4662
Mobile	N/A
Fax	N/A
E-mail address	noc@gogoair.com

Customer Earth Station Contact

Earth Station Name	Same as End User
Earth Station Manager
Street address
City
Country
Phone
Fax
Mobile
E-mail address

Intelsat Contact Details

Intelsat Teleport address	Napa Teleport 961Anselmo Court, Napa, CA 94558, USA
Intelsat POP address	New York POP, Level 3, 111 8th Avenue, Suite 304, New York, NY 10011, USA Various—For network diversity
Sales Director	Name: Fernando Freitas Tel: (202) 944-7647 Email: fernando.freitas@intelsat.com
Sales Engineer	Name: Christopher Kinard Tel: (404) 381-2451 Email: christopher.kinard@intelsat.com
Provisioning Team	dsp@intelsat.com msoc@intelsat.com (24 x7 x 365)

Appendix 3—Service Collocation Service Details

Intelsat Collocation services are provided subject to the terms and conditions of Intelsat’s Customer Collocation Services Handbook which can be located at https://my.intelsat.com/_files/resources/Collocation -Handbook_ 6April2010.pdf.

Intelsat shall provide one (1) Transmit and one (1) Receive cable to the Customer Collocation rack of equipment for each transponder listed in page 2 of this Service Order. Intelsat will provide a Receive, Single-Carrier Level of -40dBm +/- 5dB. If Customer requires greater Receive Power level, upon request Intelsat can provide increased amplified signal for an additional charge.

Collocation site name	Name: [***]
List of equipment	[***]	[***]	[***]	[***]	[***]
Note 1: Intelsat requires an exhaustive inventory of the equipment to be installed at Intelsat Teleport.	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
Note 2: All co-located equipment must be 19 inches rack mountable	[***]	[***]	[***]	[***]	[***]
Note 3: Intelsat does not bear any import VAT, duties or shipment costs applicable to the equipment not owned by Intelsat and delivered to any Intelsat facility.
	Total			[***]	[***]

Item	Service Details	Notes / Service terms
No. of rack units (RU)/rack	11 RU(s) 1 Rack(s) Racks to be provided ☐ by Customer ☒ by Intelsat	All racks are standard 19 inch racks. Rack height varies by teleport. Please see Intelsat’s Customer Collocation Handbook for rack height for the selected teleport.

No. of power outlets	Customer supplied PDU	The number of allowable power outlets without extra charge is limited to 1 per RU, 4 per half rack and 8 per full rack on the same power source. Additional power outlets are available in increments of 8 and are subject to an additional NRC of US$ 250 for each set of 8 power outlets under the same power source. If a different power source is required, item #5 will apply. (*)

No. of power sources	2 power sources	The number of allowable power sources without extra charge is limited to 1 per rack. Additional power sources are available and are subject to an additional NRC of US$500 for each additional source and an additional MRC of US$50 per RU, US$200 per half rack and US$400 per full rack. The number of outlets provided per additional power source is as per item #4. (*)

Total power consumption	2x20 Amps power sources each (total 40Amps)	The allowable power without extra charge is limited to 20 Amps per rack. Additional power requirements are subject to an additional NRC of US$500 per 20 amps increment and an additional MRC of US$50 per RU, US$200 per half rack and US$400 per full rack. (*)

Remote access	☐Incoming dial-up access Number of lines ☒Internet access Data rate 2 Mbit/s ☐Not required

Remote Internet access is available to allow customers to control and monitor equipment. Please indicate the data rate required for remote monitoring access (e.g. do not put the data rate here for your satellite carriers, but instead the rate for remote Internet access for equipment monitoring).

Outgoing phone lines are not available at the Teleport. Incoming dial-up access lines are subject to a location fee and a line rate dependent upon the amount charged by the local telecom providers. If Internet access is required, the co-located equipment must have an Ethernet port. (*)

Cross-connect required to other customer	☒Yes - Customer agrees to be responsible for the interconnection to CenturyLink located at 111 8th Ave., NYC	The other customer authorization must be provided to Intelsat to establish the cross-connect.

No. of Teleport access cards		Intelsat shall provide the Customer access to its Teleport for installation of Customer-provided equipment, for emergency operation and maintenance and for any required Intelsat SSOG test and network activation tests. Any visit to Intelsat facilities, such as Teleport, should be coordinated with Intelsat in advance. The Customer will normally be allowed to have a maximum of two persons on site to support the service detailed in this Service Order.

Assistance required for equipment installation	☐ Yes ☒ No	Intelsat’s Collocation MRC and NRC do not includes the provision of any labor to assemble and rack mount Customers’ co-located equipment. Any such assistance must be requested separately and is charged as per level 1 support charges presented in row 11 below.

(*)	1. Please contact our Provisioning team at dsp@intelsat.com for your additional power, power outlets and remote access requirements, if any.
2.	A separate invoice will be issued for these above additional requirements.

Item	Level 1 support charges per hour	Level 1 support details
Level 1 support	7 days a week 0800-1700: US$150 (local time)	Intelsat will provide the following services as part of Level 1 support when requested by the Customer to the NOC:

Note: Level 1 support labor is not included in the Collocation rack space charges. Labor will be invoiced for a minimum of one hour and then per additional half hour increment. Any additional special labor or material expenses will be charged at cost incurred plus an additional 10% management fee.

• Re-booting of Customer equipment.

• Changing cards as guided by Customer.

• Customer must provide spare cards.

• Swapping cards as advised by Customer.

• Checking LED status, as requested and guided by the Customer.

Appendix 4—Roles and Responsibilities of

Intelsat and Gogo for VNO and Hub Lease Service Options

Hardware	Hub Lease
iDirect hub hardware investment (Hub chassis, line cards, back-up line cards and protocol processors)	Intelsat
IP hardware infrastructure at teleports (switches, routers etc.)	Gogo
Investment in GNMS	Gogo
NMS client software investment	Gogo
Procurement of equipment co-located at Intelsat Teleport	Gogo
Procurement of aircraft terminals	Gogo

Services	Hub Lease
Space segment sizing and hub commissioning	Intelsat
Commissioning of routers, switches etc	Gogo
Teleport services (RF uplink and downlink)	Intelsat
Intelsat Internet backbone connectivity	Intelsat
Intelsat MPLS, Metro Ethernet, VPN commissioning	Intelsat
Set up and modification of carriers in NMS with iBuilder	Gogo
Set up and modification of traffic profiles in NMS with iBuilder	Gogo
Network management and monitoring with iMonitor	Gogo
Software upgrades	Gogo
Repair and replacement of failed iDirect hub hardware	Intelsat after notification by Gogo
Repair and replacement of failed teleport hardware (excluding iDirect hub hardware – see above)	Intelsat
Remote site configuration in NMS with iBuilder: • Set up / modification of assignment of remotes to carriers • Set up / modification of QOS profiles	Gogo
Remote equipment installation	Gogo
Cross-polarization isolation and 1 dB compression tests (or comparable tests if unavailable due to antenna limitations)	Gogo with support of Intelsat CMC

Hardware	Hub Lease
Generation of the option files required for the iDirect modem configuration through iBuilder	Gogo. Intelsat support where necessary
Loading of the option file on the remote iDirect modem and upgrade of this option file if required	Gogo
Remote software compatibility	Gogo
Remote equipment maintenance	Gogo
Remote software version	Gogo
Remote software upgrade	Over the air by Gogo. Remote support by Gogo
Installation, Collocation , management and maintenance of co-located equipment at Intelsat Teleport	Gogo
Integration of traffic via non-Intelsat teleports and non-Intelsat satellite capacity with this proposed network	Gogo
Integration of traffic via Intelsat teleports and non-Intelsat satellite capacity with this proposed network	Intelsat
Creation of beam map files in support of automatic beam switching	Intelsat (for Intelsat satellites only)
Setting up of helpdesk and Level 1 support to end users*	Gogo
Training of end users	Gogo
Local and national licensing	Gogo
Level 1 support to end users*	Gogo
24 x 7 Level 2 support*	Gogo
24 x 7 Level 3 support*	Intelsat
Application support	Gogo

Support Levels for Network Broadband Service

Support Level	Description of Support

Level 1	All end-user support including initial site configuration, subsequent equipment trouble shooting and site-specific technical & QOS issues

Level 2	Support related to remote configuration issues in the NMS such as assignment or modification of a carrier or a QoS profile to a remote in the NMS.

Level 3	Customer support related to network wide issues as carrier configuration issues, QoS profile configuration issues, space segment, or hub equipment and hub IP configuration issues.

Level 4	Vendor support related to network wide issues which require software, firmware, or hardware modification/upgrade

Appendix 5

1. [***]

2. [***]

3. [***]

4. [***]

5. [***]

6. [***].

7. [***]

INTELSAT:

Appendix 6—Forward and Return Link Budgets

(KU-1 and KU-2 Beams, SATMEX 5 @ 114.9 W)

Beam/ Pointing	From	To	EIRP Or G/T	Skew Angle of Remote Terminal	LB Name	Type	Data Rate Kbps	Mod/ Spre Ad	FEC	PFD dBW/4 kHz	Margin dB	BW M Hz	% BW	Power Equiv BW Mhz	% Power
Ku-1	Napa	NE Canada	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Ku-2	Napa	Guadalupe	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Ku-1	NE Canada	Napa	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Ku-2	Guadalupe	Napa	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

INTELSAT:

GOGO FORWARD IDIRECT AEROSAT FROM: NAPA

7/2/2013            SMSKJEI

10: NE CANADA

REQUIREMENTS			SATELLITE

Availability	(%):	[***]	*Satellite		[***]
*Required Eb/No	(dB):	[***]		SATME
*Bit Error Rate		QEF	X Satellite West Long		[***]
[***]
*Modulation Type		QPSK	*Transponder		[***]–
*Info. Rate	(Kbps):	[***]			[***]
*FEC Rate		[***]	!Usable Trnspndr BW	{MHz):	[***]
*Spread Spect:r:um Factor		[***]
*Modem Step Size	( kHz):	[***]	!SE’D@0dB/K	(dBW/W2):
			*Transponde·r Atten	{dB):

TRANSMIT E/S			RECEIVE E/S

North Lat: [***]	West Long:	[***]	North Lat: [***] West Long:		[***]
!Frequency	(GHz):	[***]	!Frequency	(GHz):	[***]
*Satellite G/T	(dB/K):	[***]	*Satellite EIRP	(dBW):	[***]
*Antenna Diameter	(m):	[***]	*Antenna Diameter	(m):	[***]
			*Antenna Gain		[***]
*Antenna Gain	(dBi):	[***]		{dBi):	[***]
Antenna Elevation	(Deg) ;	[***]	Antenna Elevation	(Deg):	[***]
Ca rrier EIRP	(dBW):	[***]	LNA Noise Temp	IK):	[***]
*Power Control	(dB):	[***]	*Loss betw. LNA & Ant.	(dB):	[***]
•output Circuit Loss	(dB):	[***]	System Noise Temp.	(K):	[***]
Path Loss	(dB):	[***]	* Station G/T		[***]
*Other Losses	(dB):	[***]		(dB/K):	[***]
(other loss = atm, pol, ant point)			Path Loss	(dB):
			*Other Losses	(dB} :

INTERFERENCE

C/Io Adj Sat U	(dB-Hz):	[***]	#C/Io Intermod	(dB-Hz):	[***]
#C/lo .Adj Sat D	(dB-Hz):	[***]	C/No Thermal Up	(dB-Hz):	[***]
#C/Jo Crosspol	(dB-Hz):	[***]	C/No Thermal Dn	(dB-Hz):	[***]
C/Io Adj Channel	(dB-Hz):	[***]	C/Io Total	(dB-Hz):	[***]
C/Io Adj frans	(dB-Hz):	[***]	C/No ‘l’herm Total	(dB-Hz):	[***]
C/.Io Microwave	(dB-Hz):	[***]	C/No Total	(dB-Hz):	[***]

RAIN ATTENUATION

Overall Link Margin	(dB):	[***]	‘*Rain Model		CRANE
Uplink Availability	(%):	[***]
Rain Margin	(dB):	[***]	*Uplink Rain Zone	C
Drilink Availability	(%);	[***]
Rain	(dB):	[***]	*Dnlink Rain Zone		A
Margin G/T	(dB):	[***]
Degradation

TRANSPONDER			H.P.A

*Number of carriers	(dB):	MULTIPLE	*Number of Carriers		[***]
[***]
*Total OPBO		[***]	*Total HPA OPBO
Total IPBO	(dB):	[***]	HPA Power/Carrier	(dBm):	[***]
*Carrier OPBO	{dB):	[***]	Required HPA Size:	(dBW):	[***]
Carrier IPBO	(dB):	[***]	Required HPA size	(W):	[***]

FCC Req: 1) Uplink Flange Density	(dBW/[***]kHZ)		[***]	File : SMX5GF08
(@[***])2) Downlink EIRP Density	(dBW/[***]Hz)		[***]
Transponder BW Used Per carrier	0)	(% ):	[***]	# =deltas used-
(xl.Transponder Power Used Per Carrier		(% ):	[***]	‘““modif.default
Transponder Bandwidth Allocation	(MHz):		[***]	* = user‘s input

OPT-040455/SPID-4·2488 SS/6-Nov-13 SV0·515033·100,101,102,103,104	Intelsat Confidential and Proprietary	Page 10 of 14 V5./14 August 2013 SLR

GOGO FORWARD IDIRECT. AEROSAT

7/ 2/2013                    SMSKJI

FROM: NAPA	TO: BASSE TERRE GUADELUP

REQUIREMENTS			SATELLITE

Availability	(%):	[***]	*Satellite	SATMEX	[***]
*Required Eb/No	(dB):	[***]	satllite West Long		[***]
*Bit Error Rate		QEF			[***]
*Modulation Type		QPSK	*Transponder		[***]
*Info. Rate	(Kbps):	[***]	!Usable Trnspndr BW	{MHz )!	[***]
*FEC Rate		[***]	!SFD @ 0 dB/K	(dBW/M’2);	[***]
*Spread ·spectrum Factor		[***]	*Transponder Atten	{dB):
*Modem Step Size	(kHz):	[***]

TRANSMITE/S			RECEIVEE/S

North Lat:[***]	WestLong:	[***]	North Lot:[***]	WestLong:	[***]
!Frequene,y	(GHz):	[***]	!:Frequency	(GHz):	[***]
*Satellite G /T	(dB/K):	[***]	*Sotellite EIRP	(dBW):	[***]
*Antenna Diamete_r	(m):	[***]	*Antenna Diameter	(m):	[***]
*Antenna Gain	(dBi):	[***]	‘*Antenna Gain	(dBi):	[***]
Antenna	(Deg):	[***]	Antenna Elevation	(Deg):	[***]
Elevation	(dBW):	[***]	LNA Noise Temp	(K) ;	[***]
Carrier EIRP	(dB):	[***]	*Loss betw.LNA & Ant.	(dB):	[***]
*Power Control			sYstem Noise Temp.	(K):	[***]
*Output Circuit Loss	{dB):	[***]	*Station G/T eath Loss	(dB/K):	[***]
Path Loss	(dB):	[***]		(dB):	[***]
“II-Other Losses	{dB):	[***]	*Other Loss.es	(dB):	[***]
(other loss = atm, pol, antpoint)

INTERFERENCE

C/ Io Adj Sat U	(dB-Hz):	[***]	#C/ Io Intermod	(dB-Hz):	[***]
#C/ Tn Adj Sat D	(dB-Hz):	[***]	C/No Thermal Up	(dB-Hz):	[***]
#C/Io Cro8spol	(dB-Hz):	[***]	C/No Thermal Dn	(dB-llz):	[***]
C/ Io Adj Channel	(dB-Hz):	[***]	C/ Io Total	(dB-Hz):	[***]
C/Io Adj Trans	(dB-Hz):	[***]	C/No Therm Total	(dB-Hz):	[***]
C/ Io M1crowave	(dB-Hz):	[***]	C/No Total	(dB-Hz):	[***]

RAINATTENUATION

Overall Link Margin	(dB):	[***]	*Ra.in Model	CRANE
Uplink Availability	(%):	[***]
Rain Margin	(dB):	[***]	*Uplink Rain zone	c
Onlink Availability	(%):	[***]
Rain Margin	(dB):	[***]	*Dnlink Rain Zone	A
	(dB):	[***]
G/T Degradation

‘rRANSPONDER			H.P.A

*Number of Carriers		MULTIPLE	*Number of Carriers	(dBm):	[***]
*Total OPBO	(dB):	[***]	*Total HPA OPBO	(dBW):	[***]
Total IPBO	(dB):	[***]	HPA Power/Carrier	(W):	[***]
*Carrier OPBO	(dB):	[***]	Required HPA Size		[***]
Carrier IPBO	(dB):	[***]	Required HPA Size		[***]

FCC Req: 1) Uplink Flange Density	(dBW/[***]kHz):	[***]	File: SMX5GF09
(@[***]) 2 )Downlink EIRP Density	(dBW/[***]kHz):	[***]
Transponder BW Used Per Carrier	(%):	[***]	11 deltasused
Transponder Power Used Per Carrier	(%):	[***]	=modifdefault
Transponder Bandwidth Allocation	(MHz):	[***]	* =user’sinput

OPT-040455/SPID-4-2488 SS/6-Nov-13 SV0-515033-100,101,102,103,104	Intelsat Confidential and Proprietary	Page 11 of14 V5.114 August 2013 SLR

GOGO RETURN DIRECTAEROSAT

7/3/2013                     SMSKJEI

FROM: NE CANADA	TO: NAPA

REQUIREMENTS			SATELLITE

Availability	(%):	[***]	*Satellite	SATMEX	[***]
*Required Eb/No	(dB):	[***]			[***]
*Bit Error Rate			Satellite West Long		[***]
*Modulation Type		QEF	*Transponder
		BPSK	!Usable Trnspndr BW	(MHz):	[***]
*Info.Rate	(Kbps):	[***]	!SFD@0dB/K	(dBW/M’2):	[***]
*FEC Rate		[***]	*Transponder Atten	(dB):	[***]
*Spread Spectrum Factor		[***]
*.Modem Step Size	(kHz):	[***]

TRANSMIT E/S			RECEIVE E/S

North Lat: [***]	West Long:	[***]	North Lat: [***]	West Long:	[***]
!Frequency	(GH,z):	[***]	!Frequency	{GHz):	[***]
*Satellte G/T	(dB/K):	[***]	*Satellte EIRP	(dBW):	[***]
*Antenna Diameter	(m};	[***]	*hntenna Diameter	(_m):	[***]
*Antenna Gain	{dBi):	[***]	*Antenna Gain	{dBi):	[***]
Antenna Elevation	(Deg):	[***]	Antenna Elevation	(Deg):	[***]
Carrier EIRP	(dBW):	[***]	LNA Noise Temp	(K):	[***]
*Power Control	(dB):	[***]	*-Loss betw.LNA & Ant.	{dB):	[***]
·A-output Circuit Loss	(dB):	[***]	System Noise Temp.	(K):	[***]
Path Loss	(dB):	[***]	*Station G/T	(dB/K):	[***]
*Other Losses	(dB):	[***]	Path Loss	(dB):	[***]
(other loss = atm, pol,ant point)			*Other Losses	(dB):	[***]

INTERFERENCE

C/Io Adj Sat U	(dB-HZ):	[***]	#C/Io Intermod	(dB-Hz):	[***]
C/Io Adj Sat D	(dB-Hz):	[***]	C/No Thermal Up	(dB-Hz):	[***]
#C/to Cross pol	(dB-Hz):	[***]	C/No Thermal Dn	(dB-Hz):	[***]
C/Io Adj Channel	(dB-Hz):	[***]	C/Io Total	(dB-Hz):	[***]
C/Io Adj Trans	(dB-Hz):	[***]	C/No Therm Total	(dB-Hz):	[***]
C/Io Microwave	(dB-Hz):	[***]	C/No Total	(dB-Hz):	[***]

RAIN ATTENUATION

Overall Link Margin	(dB):	[***]	*Rain Model		CRANE
Uplink Availabil ty	(%):	[***]
Rain Margin	(dB):	[***]	*Uplink Rain Zone		A
Dnlink Availability	(%I:	[***]
Rain Margin	(dB):	[***]	*Dnlink Rain Zone		F
G/T Degradation	(dB):	[***]

TRANSPONDER			H. P .A

MULTIPLE
*Number of Carriers	(dB):	[***]	*Number of carriers	(dBm):	[***]
*Total OPBO	(dB):	[***]	*Total HPA OPBO	(dBW):	[***]
-Total IPBO	(dB):	[***]	HPA Power/Carrier	(W):	[***]
*Carrier OPBO Carrier IPBO	(dB):	[***]	Required HPA Size Required HPA Size		[***] [***]

FCC Req: 1) Up Ink Flange Density	(dBW/[***]kHz)	[***]	File·: SMX5GR09
(@[***])2) Downlink EIRP Density	(dBW/[***]kHz)	[***]
Transponder BW Used Per carrier	(%):	[***]	# = deltas used
(xl[***] Transponder Power Used Per Carrier	(%):	[***]	modi.f,default
Transponder Bandwidth Allocation	(MHz):	[***]	* = user’s input

GOGO FORWARD IDIRECT AEROSAT

7/2/2013                             SMSKJEI

FROM: NAPA	TO : BASSE TERRE

GOADELUP REQUIREMENTS			SATELLITE

Availability	(%):	[***]	*Satellite	SATMEX	[***]
*Required Eb/No	(dB):	[***]	Satellite West Long		[***]
*Bit Error Rate		QEF	*Transponder		[***]
*Modulation Type	(Kbps):	QPSK	!Usable Trnspndr BW	(MHZ)!	[***]
*Info.Rate		[***]	ISFD@0dB/K	(dBW/M“2):	[***]
		[***]	*Transponder Atten	(dB):	[***]
*FEC Rate	(kHz):	[***]
*Spread Spectrum Factor
*Modem Step Size

TRANSMIT E/S			RECEIVE E/S

North Lat: [***]	West Long:	[***]	North Lat: 15 .9	West Long:	[***]
JE’requency	(GHz):	[***]	!Frequency	(GHz):	[***]
*Satellite G/T	(dB/K):	[***]	*Satellite EIRP	(dBW):	[***]
*Antenna Diameter	(ml:	[***]	*Antenna Diameter	(m):	[***]
*Antenna Gain	(dBi):	[***]	*Antenna Gain	(dBi):	[***]
A!-lte-nna Elevation	(Deg):	[***]	Antenna Elevation	(Deg):	[***]
carrier EIRP	(dBW):	[***]	LNA Noise Temp	(K):	[***]
*Power Control	(dB):	[***]	*Loss betw.LNA & Ant .	(dB):	[***]
*Output Circuit Loss	(dB):	[***]	System-Noise Temp.	{K):	[***]
Path Loss	(dB):	[***]	*Station G/T	(dB/K):	[***]
*Other Losses	(dB):	[***]	Path ross	(dB).:	[***]
(other loss = atm, poi, ant point)			*Other Losses	(dB):	[***]

INTERFERENCE

C/ Io Adj sat u	(dB-Hz):	[***]	#C/Io Intermod	(dB-Hz):	[***]
#C/ Io Adj Sat D	(dB-Hz):	[***]	C/No Thermal Up	(dB-HZ):	[***]
#C/Io cross pol	(dB-H z):	[***]	C/No Thermal Dn	(dB-Hz):	[***]
C /Io Adj Channel	(dB-Hz):	[***]	C/Io Total	(dB-Hz):	[***]
C/ Io Adj Trans	(dB-H z):	[***]	C/No Therm Total	(dB-Hz):	[***]
C/Io_ Microwave	{dB-Hz):	N/A	C/No Total	(dB-Hz):	[***]

RAIN ATTENUATION

Overall Link Mal:gin	(dB):	[***]	*Rain Model		CRANE
Uplink Availability	(%):	[***]
Rain Margin	(dB):	[***]	*Uplink Rain Zone		c
Dnlink Availability	(%):	[***]
Rain Margin	(dB):	[***]	*Dnlin k Rain Zone		A
G/T Degradation	(dB):	[***]

Tl’.1\NSPONDER			H .t’.A

*Total OPBO	(dB):	4.00	*Total HPA OPBO		o.oo
Total IPBO	(dB) ;	[***]	HPA Power/Carrier	(dBm) ;	[***]
*Carrier OPBO	(dB):	[***]	Required HFA Size	(dBW):	[***]
Carrier IPBO	(dB):	[***]	Required HPA Size	(W):	[***]

FCC Req: 1) Uplink Flange Density	(dBW/HHZ);	[***]	File: SMXSGF09
(@[***])2) Downlink EIRP Density	(dBW/[***]kHz)	[****]
Transponder BW Used Per carrier (xl,[***])	(%):	[***]	# = deltas used
Transponder Power Used Per Carrier	(%):	[***]	I = modif. default
Transponder Bandwidth Allocation	(MHz):	[***]	* = usei’s input

KU-2 BEI\M ORIGINAL POINTING GOGO RETU

7/3/2013                     SMSKJEI

FROM: BASSE TERRE	TO : NAP/\

REQUIREMENTS			SATELLITE
Availability	(%I:	[***]	*Satellite		[***]
*Required Eb/No	(dB):	[***]		SATME	[***]
*Bit Error Rate		QEF	X Satellite West Long		[***] [***]
*Modulation Type		BPS	*Transponder		[***]
K			!Usable Trnspndr BW	(MHz):	[***]
*rn·fo..Rate	(Kbps):	[***]	!SFD@0dB/K	(dBW/M02):
*FEC Rate		[***]	*Transponder Atten	(dB):
*Spread Spectrum Factor		[***]
*Modem st Sp Size	(k!Iz):	[***]

TRANSMIT E/S			RECEIVE E/S

North Lat: [***]	West Long:	[***]	North Lat: 38.2 West Long:		[***]
!Frequency	(GHz):	[***]			[***]
	(dB/Ki:	[***]	!Frequency	{GHz):
*Satellite. G/T	(m):	[***]	*Satellite EIRP	(dBW):	[***]
*Antenna Diameter	(dBi):	[***]	*Antenna Diameter	(m):	[***]
*Antenna Gain Antenna Elevation	(Deg):	[***]	*Antenna .Gain	{dBi):	[***]
Carrier EIRP			Antenna Elevation	(Deg):LN	[***]
*Power Control	(dBW):	[***]	LNA Noise Temp	(K):	[***]
	(db):		*Loss betw.LNA & Ant.	(dB):	[***]
A-output Circuit Loss	(dB):	[***]	SyStem Noise Temp.	(K)!	[***]
Path Loss	(dB):	[***]	*Station G/T	(dB/K):	[***]
*Other Losses	(dB):	[***]	Path Loss	(dB):	[ ***]
(other loss = atm,pol,ant point)			*Other Losses	(dB):	[***]

INTERFERENCE

c /Io Adj Sat O	(dB-Hz):	[***]	jfC/Io Intermod	(dB-Hz):	[***]
C/Io Adj Sat D	(dB-Hz):	[***]	C/No Thermal Up	(dB-Hz):	[***]
#C/Io Cross pol	(dB-Hz):	[***]	C/No Thermal Dn	(dB-Hz):	[***]
C/Io Adj Channel	(dB-Hz):	[***]	C/Io Total	(dB-Hz):	[***]
C/Io Adj Trans	(dB-Hz):	[***]	C/No Therm ‘rotal	(dB-Hz):	[***]
C/Io Microwave	(dB-Hz):	N/A	C/No Total	(dB-Hz):	[***]

RAIN ATTENUA’rION

overall Link	(dB):	[***]	*Rairi Model		CRANE
Margin Uplink	(%):
Availability	(dB):	[***]	*Uplink Rain Zone		A
Rain Margin	(%):	[***]
Dnlink Availabilty	(dB):	[***]			c
Rain Margin	(dB):	[***]	*Dnlink Rain Zone
G/T Degradation		[***]

TRANSPONDER			H.P.A

*Number of Carriers	MULTIPLE		*Number of car-riers		[***]
*Total OPBO	(dB):	[***]	*Total HPA OPBO		[***]
Total PBO	[dB):	[***]	J:iPAPower/Ca rrier	(dBm):	[***]
*Carrier OPBO	(dB):	[***]	Required HPA Size	(dBW):	[***]
Carrier IPBO	(dB):	[***]	Required HPA Size	(W):	[***]

FCC Req: 1) Uplink Flange Density	(dBW/[***]kHz)	[***]	File: SMX5GR10
(@[***])2) Downlink ‘EIRP Density	(dBW/[kHz):	[***]
Transponder BW Used Per carrier (xl.[***])	(%):	[***]	# == deltas used
Transponder Power Used Per Carrier	(%):	[***]	-modif.default
Transponder Band width Allocation	(MHZ):	[***]	= us_e_r’s input

OPT-040455/SPID- SS/12-Sep-13 SVO·515033·100,101,102,103,104	Intelsat Confidential and Proprietary	Page 14 of 16 V5./14 August 2013 SLR-